EXHIBIT 99.1



                CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                     PURSUANT TO SECTION 906 OF THE
                       SARBANES-OXLEY ACT OF 2002,
                         18 U.S.C. SECTION 1350


In connection with the Quarterly Report of Technology Research Corporation
(the "Company") on Form 10-Q for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert S. Wiggins, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





   November 14, 2002          /s/ Robert S. Wiggins
___________________________   __________________________________
          Date                Robert S. Wiggins
                              Chairman of the Board and
                              Chief Executive Officer


























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